EXHIBIT 4(A)

SPECIMEN CERTIFICATE OF COMMON STOCK OF REGISTRANT

Front:

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|                                                                            |
|      NUMBER                                                     SHARES     |
|   -----------                                                 -----------  |
|  | FC        |                                               |           | |
|   -----------                                                 -----------  |
| Incorporated under the laws                                   COMMON STOCK |
| of the state of Delaware                                                   |
|                                                                            |
|                      FOREMOST CORPORATION OF AMERICA                       |
|                    This certificate is transferable in                     |
|                    Cleveland or in the city of New York                    |
|                                                                            |
|                                                          CUSIP 345469 10 0 |
|        ------------------------------------------------------------        |
|        |                     reverse side for certain definitions |        |
|        |                                                          |        |
|        | THIS CERTIFIES THAT                      IS THE OWNER OF |        |
|        |                                                          |        |
|        |                         SPECIMEN                         |        |
|        |                                                          |        |
|        |                                                          |        |
|        ------------------------------------------------------------        |
|             FULL PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,           |
|                         PAR VALUE $1 PER SHARE, OF                         |
|                                                                            |
|   FOREMOST CORPORATION OF AMERICA, TRANSFERABLE UPON THE BOOKS OF THE      |
| CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY  |
|   UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.  THIS CERTIFICATE  |
| IS NOT VALID UNLESS COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND | | REGISTRAR. WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE |
| SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.                                |
| DATED:                                                                     |
|                                                                            |
|              Paul D. Yared                       Richard L. Antonini       |
|          ----------------------                 -----------------------    |
|          Senior Vice President,                 Chairman of the Board,     |
|              Secretary and                         President and           |
|             General Counsel                     Chief Executive Officer    |
|                                                                            |
|                                                              ------------- |
|                                                              | Corporate | |
|                                                              |    Seal   | |
|                                                              ------------- |
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Keycorp Shareholder Services, Inc.
       (Cleveland, Ohio)

  Transfer Agent and Registrar

By:

---------------------------------
      Authorized Signature

Back:

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      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applications or regulations:

TEN COM - as tenants in common        UNIF GIFT MIN ACT       Custodian
TEN ENT - as tenants by entireties                     -------         ------
JT TEN  - as joint tenants with right                   (Cust)         (Minor)
          of survivorship and not as                  under Uniform Gifts to
          tenants in common                           Minors Act
                                                                -------------
                                                                  (state)

          Additional abbreviations may also be used though not in above list.

     FOR VALUE RECEIVED,                HEREBY SELL, ASSIGN AND TRANSFER UNTO
                        ---------------
    Please insert social
  security number or other
identifying number of assignee

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|                            |
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  (Please print or type name and address, including zip code, of assignee)

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------------------------------------------------------------------------SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

----------------------------------------------------------------------ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF THE SUBSTITUTION IN THE PREMISES.

DATED
     ---------------------------


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        NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.